BISHOP STREET

                                      FUNDS

[COVER PICTURE OMITTED]

                              ANNUAL REPORT

                              DECEMBER 31, 1999

                              EQUITY FUND
                              HIGH GRADE INCOME FUND
                              HAWAII MUNICIPAL BOND FUND
                              MONEY MARKET FUND
                              TREASURY MONEY MARKET FUND

                              INVESTMENT ADVISER
                              FIRST HAWAIIAN BANK
                              A SUBSIDIARY OF
                              BANCWEST CORPORATION

                              [BISHOP LOGO OMITTED]

                         [INSIDE COVER PICTURE OMITTED]

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS' SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS
INVOLVES  RISK,  INCLUDING  THE  POSSIBLE  LOSS OF  PRINCIPAL.  SEI  INVESTMENTS
DISTRIBUTION CO. SERVES AS DISTRIBUTOR FOR BISHOP STREET FUNDS AND IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK.

                                  BISHOP STREET

                                TABLE OF CONTENTS

                                      FUNDS

      LETTER TO SHAREHOLDERS ...............................................  2

      EQUITY FUND

            Investment Adviser's Report & Management Discussion ............  4
            Statement of Net Assets ........................................  7

      HIGH GRADE INCOME FUND

            Investment Adviser's Report & Management Discussion ............ 12
            Statement of Net Assets ........................................ 15

      HAWAII MUNICIPAL BOND FUND

            Investment Adviser's Report & Management Discussion ............ 20
            Statement of Net Assets ........................................ 23

      MONEY MARKET & TREASURY MONEY MARKET FUNDS

            Investment Adviser's Report & Management Discussion ............ 32
            Statements of Net Assets ....................................... 34

      Statements of Operations ............................................. 40
      Statements of Changes in Net Assets .................................. 41
      Financial Highlights ................................................. 44
      Notes to Financial Statements ........................................ 46
      Report of Independent Accountants .................................... 52
      Notice to Shareholders ............................................... 53

                                  BISHOP STREET

                              LETTER TO SHAREHOLDERS

                                      FUNDS

[ROBERT A. ALM PHOTO OMITTED]

DEAR FELLOW SHAREHOLDER:

We are pleased to present Bishop Street Funds' Annual Report for 1999.

The stock market posted another year of strong gains, as the U.S. economy marched toward the longest period of prosperity in history. Leading the charge were technology companies that helped make American business more productive. In addition, the Internet continued to revolutionize commerce, and companies involved in the Internet's development produced remarkable returns for investors.

Because of its emphasis on technology, the Bishop Street Equity Fund outperformed its benchmark, the S&P 500 Composite Index. The Fund (Institutional Class) produced a total return of 24.37% while the unmanaged S&P 500 Composite Index rose 21.04%.* Additionally, for the two years ended December 31, 1999, the Fund was ranked in the top 20% of its Lipper peer group.**

Although 1999 was a very good year for stocks, it was a more difficult environment for bonds. In a rising interest rate environment, bond prices fall. As a result, the Bishop Street High Grade Income Fund and the Bishop Street Hawaii Municipal Bond Fund produced slightly negative returns. If the economy slows and interest rates fall in 2000, then bond prices and total returns may rise.

Despite this challenging environment, the Bishop Street Hawaii Municipal Bond Fund has been a top performer within its peer group over time. The Fund maintained its four star rating which places it in the top 33% of 1,623 Municipal Bond Funds tracked by Morningstar.*** Additionally, The Fund was ranked the number one Hawaii Municipal Bond Fund for the four years ended 12/31/99 according to Lipper Analytical Services.****

Overall, through asset conversions and the addition of new distribution channels, the Bishop Street Funds saw strong growth in 1999. Assets under management increased 76% from roughly $700 million at the end of 1998 to over $1.28 billion as of December 1999.

There were also a number of exciting developments at Bishop Street Funds during the past year:

[bullet] In an effort to expand distribution for the Funds, we added a new share shares for retail investors.

[bullet] In recognizing that mutual fund prospectuses can often be intimidating with the amount of information they are required to cover, we have converted the

                                       2
Bishop Street Funds

         Bishop Street Funds prospectus to "Plain English" style. This new format provides shareholders with easier to understand explanations and about the Funds.

[bullet] We have added a check writing feature to our Treasury Money Market Fund in order to provide flexibility and convenience for our Institutional Shareholders.

[bullet] Finally, in order to better service our shareholders, we have extended our Investor Services hours of operations from 8:00 p.m. to 9:00 p.m. Eastern Standard Time to provide convenient access to Fund and account information.

Please take some time to read the following pages. They include a summary of the economic environment affecting each fund, a discussion of performance, statements of net assets and other financial information. If you have any questions about this report or the Bishop Street Funds, please call your investment professional or Bishop Street Funds Investor Services at 1-800-262-9565.

Thank you for choosing the Bishop Street Funds.

Sincerely,

/s/signature omitted

Robert A. Alm

Executive Vice President and Manager
Financial Management Group
First Hawaiian Bank, Investment Adviser

   *The performance data quoted represents past performance for the Institutional shares and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  **For the one-year and two-year periods ended 12/31/99, Lipper Analytical
    Services ranked the Bishop Street Equity Fund 131st out of 375 funds and 51st out of 290 funds, respectively, in the Large-Cap Core Funds classification.

 ***The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual returns (if available) in excess of 90-day Treasury bill returns. The Hawaii Municipal Bond Fund received 4 stars for the three year period ending 12/31/99. The top 10% of funds within a rating category receive 5 stars, the next 22.5% receive 4 stars. The Fund was rated among 1,623 funds for the three-year period within the Municipal Bond Fund category.

****For the one-year and four-year periods ended 12/31/99, Lipper Analytical
    Services ranked the Bishop Street Hawaii Municipal Bond Fund 4th out of 12 funds and 1st out of 9 funds, respectively, in the Hawaii Municipal Debt Average.

                                              Annual Report -- December 31, 1999

                                  BISHOP STREET

               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION

                                      FUNDS

Equity Fund
--------------------------------------------------------------------------------
INVESTMENT ADVISER'S REPORT:

For the fifth year in a row, the U.S. stock market produced a return in excess of 20%, as the U.S. economy approached the longest expansion in history. Remarkably, the stock market continued to post solid gains even though interest rates were sharply higher in 1999.

Typically, a rising interest rate environment causes investors to shift assets towards bonds. Instead, investors shifted money from interest-sensitive stocks such as financial services and put the money to work in high-growth areas such as technology and telecommunications. Indeed, the NASDAQ, an index dominated by technology stocks, returned 86% in 1999, its best performance ever.

Unlike the previous few years, investors did not favor large capitalization stocks over small cap companies. Indeed, while the S&P 500 Composite Index rose 21.04% in 1999, the Russell 2000 Index of small cap companies returned 21.26%.

While technology was extremely strong in 1999, other growth areas of the market were not. For example, pharmaceutical stocks declined as Congress began serious discussions about expanding Medicare to cover prescription drugs. Typically, government programs in health care reduce corporate profits. Other growth stocks that disappointed include multinational beverages and personal care products companies.

The disparity in valuations between technology and other areas of the market continues to grow. However, technology growth may just be beginning as the economies of Europe and Asia, two major markets for technology products, continue to rebound.

Bishop Street Funds

                                                          [Bishop Logo Omitted]

MANAGEMENT DISCUSSION & ANALYSIS OF FUND PERFORMANCE:

During the year ended December 31, 1999, the Equity Fund Institutional Class produced a total return of 24.37%.* In comparison, the Lipper Domestic Equity Funds Aggregate was up 27.18%, while the unmanaged S&P 500 Composite Index was up 21.04%.

Our strategy is to seek excess return relative to the S&P 500 Composite Index by overweighting sectors where we believe growth is likely to occur and underweighting areas where we believe there is average or below-average growth. After determining the appropriate sector weightings, we focus on individual stock selection, choosing companies that we believe are market leaders relative to their peers. Finally, we thoroughly analyze the risk of each individual stock as well as the portfolio as a whole.

The Fund benefited from an overweighting in technology and telecommunications stocks. During the first three quarters of the year, an overweight in energy shares also aided performance, although energy stocks gave back some of that performance in the fourth quarter. Another benefit to the portfolio was a lack of emphasis in the financial services sector, which generally performed poorly due to the rising interest rate environment. In particular, banks saw their profit margins squeezed as their cost of funds increased.

The Fund's performance was hurt somewhat by a market weighting in pharmaceutical stocks, which declined due to Congressional debate over the expanded role of Medicare. While our long-term view of this sector is positive, we believe presidential politics may create uncertainty for most of 2000.

Although stocks are expensive based on historical valuation measures, our outlook remains positive. We believe the U.S. economy, which has been the engine of global growth over the past several years, may slow down in 2000, easing interest rate and inflation pressures later in the year. Meanwhile, projections for economic growth in Europe and Asia are trending upwards, which should benefit the multinational companies in our portfolios.

* The Bishop Street Equity Fund (Class A shares), launched on 6/14/99, produced a total cumulative return of 20.52%. Including the maximum sales charge of 5.75%, the total cumulative return for the Fund's Class A shares was 13.59%.

                                              Annual Report -- December 31, 1999

Equity Fund
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
       IN THE BISHOP STREET EQUITY FUND, INSTITUTIONAL CLASS OR SYNTHETIC
        CLASS A, VERSUS THE S&P 500 COMPOSITE INDEX, THE CONSUMER PRICE
              INDEX, AND THE LIPPER DOMESTIC EQUITY FUNDS AGGREGATE

                             [EQUITY GRAPH OMITTED]

PLOT POINTS FOLLOWS:

                      BISHOP STREET           BISHOP STREET       S&P 500           CONSUMER       LIPPER DOMESTIC
                      EQUITY FUND,             SYNTHETIC         COMPOSITE            PRICE         EQUITY FUNDS,
                   INSTITUTIONAL CLASS          CLASS A+           INDEX              INDEX           AGGREGATE
1/31/97                   10,000                  9,425           10,000               10,000             10,000
3/97                       9,593                  9,042            9,665                9,427             10,040
6/97                      11,104                 10,466           11,351               10,832             10,070
9/97                      11,844                 11,163           12,202               12,112             10,131
12/97                     12,031                 11,339           12,552               11,937             10,171
3/98                      13,699                 12,912           14,301               13,324             10,181
6/98                      14,164                 13,349           14,773               13,252             10,242
9/98                      12,873                 12,133           13,306               11,339             10,283
12/98                     16,007                 15,086           16,141               13,544             10,335
3/99                      17,052                 16,072           16,944               13,716             10,376
6/99                      17,808                 16,784           18,139               15,105             10,449
9/99                      16,905                 15,931           17,005               14,361             10,553
12/99                     19,907                 18,740           19,536               17,119             10,606


+Account value if you reinvested income and capital gains.

             AVERAGE ANNUAL TOTAL RETURNS

                  ONE        ANNUALIZED
                 YEAR        INCEPTION
                RETURN        TO DATE
            -----------------------------
                24.37%+        27.05%+      Institutional Class*
            -----------------------------
                24.21%**       26.99%**     Synthetic Class A**
            -----------------------------
                17.08%**       24.44%**     Synthetic Class A, with load

 * Commenced operations on 01/31/97.
** Class A was offered beginning 06/14/99. Prior performance information represents performance of the Institutional Class, which was offered 01/31/97. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.

Bishop Street Funds

Equity Fund
--------------------------------------------------------------------------------

                             TOP TEN EQUITY HOLDINGS

--------------------------------------------------------------------------------

                                                          Percentage of
                                                           Investments
--------------------------------------------------------------------------------
    1.      Cisco Systems                                      5.4%
--------------------------------------------------------------------------------
    2.      Microsoft                                          4.6%
--------------------------------------------------------------------------------
    3.      General Electric                                   3.6%
--------------------------------------------------------------------------------
    4.      Lucent Technologies                                2.8%
--------------------------------------------------------------------------------
    5.      MCI WorldCom                                       2.7%
--------------------------------------------------------------------------------
    6.      Sun Microsystems                                   2.6%
--------------------------------------------------------------------------------
    7.      AT&T                                               2.5%
--------------------------------------------------------------------------------
    8.      AES                                                2.0%
--------------------------------------------------------------------------------
    9.      Home Depot                                         1.9%
--------------------------------------------------------------------------------
   10.      Eli Lilly                                          1.9%
--------------------------------------------------------------------------------




                             STATEMENT OF NET ASSETS

                                                                 Market
                                                                 Value
      Shares                                                     (000)
     ---------                                                 ---------
                              COMMON STOCK -- 96.8%
AIR TRANSPORTATION -- 0.7%
     69,800    FDX*                                             $ 2,857
                                                                -------
AUTOMOTIVE -- 1.1%
     47,250    General Motors, CI H                               4,536
                                                                -------
BANKS -- 3.7%
     70,250    Bank of America                                    3,526
    132,300    Bank of New York                                   5,292
     73,654    Chase Manhattan                                    5,722
                                                                -------
                                                                 14,540
                                                                -------
BEAUTY PRODUCTS -- 1.1%
     40,450    Proctor & Gamble                                   4,432
                                                                -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 8.4%
     80,600    Clear Channel Communications*                      7,194
     94,300    Comcast, Cl A                                      4,515
     90,700    Mediaone Group *                                   6,967
     53,400    Omnicom Group                                      5,340
     57,100    Time Warner                                        4,136
     47,600    Univision Communications*                          4,864
                                                                -------
                                                                 33,016
                                                                -------

                                              Annual Report -- December 31, 1999

Equity Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                 Market
                                                                 Value
     Shares                                                      (000)
    ---------                                                  ---------
CHEMICALS -- 1.6%
     54,250    E.I. DuPont de Nemours                           $ 3,574
     71,900    Monsanto                                           2,561
                                                                -------
                                                                  6,135
                                                                -------
COMPUTERS & SERVICES -- 16.8%
     53,400    America Online*                                    4,028
    196,350    Cisco Systems*                                    21,034
     53,600    Hewlett Packard                                    6,107
     58,400    International Business Machine                     6,307
    155,100    Microsoft*                                        18,108
    132,000    Sun Microsystems*                                 10,222
                                                                -------
                                                                 65,806
                                                                -------
DRUGS -- 10.7%
     82,300    Amgen*                                             4,943
     53,300    Biogen*                                            4,504
     45,750    Bristol-Myers Squibb                               2,937
    141,100    Elan, ADR*                                         4,162
    110,000    Eli Lilly                                          7,315
     47,900    Johnson & Johnson                                  4,461
    123,050    Pfizer                                             3,991
    143,100    Schering Plough                                    6,037
     44,800    Warner Lambert                                     3,671
                                                                -------
                                                                 42,021
                                                                -------
ELECTRICAL UTILITIES -- 2.0%
    102,750    AES*                                               7,681
                                                                -------
FINANCIAL SERVICES -- 4.1%
     31,150    American Express                                   5,179
    124,200    Charles Schwab                                     4,766
    107,400    Citigroup                                          5,967
                                                                -------
                                                                 15,912
                                                                -------
FOOD, BEVERAGE & TOBACCO -- 0.9%
     57,750    Coca-Cola                                          3,364
                                                                -------
GAS/NATURAL GAS -- 0.5%
     71,250    Williams Companies                                 2,178
                                                                -------
HOUSEHOLD PRODUCTS -- 1.8%
     69,500    Clorox                                             3,501
     52,200    Illinois Tool Works                                3,527
                                                                -------
                                                                  7,028
                                                                -------

Bishop Street Funds

Equity Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                 Market
                                                                  Value
      Shares                                                      (000)
     ---------                                                  ---------
INDUSTRIAL -- 1.2%
     80,600    Honeywell International                          $ 4,650
                                                                -------
INSURANCE -- 2.8%
     58,550    American General                                   4,443
     59,987    American International Group                       6,486
                                                                -------
                                                                 10,929
                                                                -------
MACHINERY -- 3.6%
     90,300    General Electric                                  13,974
                                                                -------
MARINE TRANSPORTATION -- 1.3%
    107,850    Carnival, Cl A                                     5,157
                                                                -------
MISCELLANEOUS BUSINESS SERVICES -- 0.8%
     74,800    At Home, Ser A*                                    3,207
                                                                -------
MISCELLANEOUS MANUFACTURING -- 1.6%
    161,824    Tyco International Ltd                             6,291
                                                                -------
PAPER & PAPER PRODUCTS -- 1.3%
     80,450    Kimberly-Clark                                     5,249
                                                                -------
PETROLEUM & FUEL PRODUCTS -- 3.2%
     51,400    Enron                                              2,281
    120,450    Halliburton                                        4,848
     82,350    Schlumberger Ltd                                   4,632
     30,300    USX Marathon Group                                   748
                                                                -------
                                                                 12,509
                                                                -------
PETROLEUM REFINING -- 4.1%
      3,750    Chevron                                              325
     64,750    Royal Dutch Petroleum, ADR, New York Registry      3,913
     54,100    Texaco                                             2,938
    123,500    Tosco                                              3,358
     71,800    Total Fina SA, ADR                                 4,972
     15,942    Transocean Sedco Forex                               537
                                                                -------
                                                                 16,043
                                                                -------
RETAIL -- 7.6%
     38,750    Costco Wholesale*                                  3,536
     84,900    CVS                                                3,391
     68,700    Dayton-Hudson                                      5,045
     94,400    Gap                                                4,342
    110,400    Home Depot                                         7,569
     84,300    Wal-Mart Stores                                    5,827
                                                                -------
                                                                 29,710
                                                                -------

                                             Annual Report -- December 31, 1999

Equity Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                 Market
                                                                 Value
     Shares                                                      (000)
   ---------                                                   ---------
SEMI-CONDUCTORS/INSTRUMENTS -- 3.5%
     34,000    Applied Materials*                               $  4,307
     60,300    Intel                                               4,963
     44,500    Texas Instruments                                   4,311
                                                                --------
                                                                  13,581
                                                                --------
TELEPHONES & TELECOMMUNICATION -- 12.4%
    190,300    AT&T                                                9,658
    145,900    Lucent Technologies                                10,915
    200,475    MCI WorldCom*                                      10,638
     27,900    Nokia ADR, CI A                                     5,301
    105,700    Qwest Communications International*                 4,545
     56,600    SBC Communications                                  2,759
     96,000    Vodafone Airtouch PLC ADR                           4,752
                                                                --------
                                                                  48,568
                                                                --------
               TOTAL COMMON STOCK (Cost $243,705)                379,374
                                                                --------

                            CASH EQUIVALENTS -- 3.2%
     12,232    SEI Daily Income Trust Money Market Portfolio      12,232
        228    SEI Daily Income Trust Prime Obligation Portfolio     228
                                                                --------
              TOTAL CASH EQUIVALENTS (Cost $12,460)               12,460
                                                                --------
TOTAL INVESTMENTS (Cost $256,165) -- 100.0%                      391,834
                                                                --------
OTHER ASSETS AND LIABILITIES, NET -- 0.0%                            (24)
                                                                --------

Bishop Street Funds

Equity Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                Market
                                                                 Value
                                                                 (000)
                                                               ---------

                                   NET ASSETS:

Fund Shares of Institutional Class (unlimited
    authorization -- no par value) based on 21,877,935
    outstanding shares of beneficial interest                   $246,975

Fund Shares of Class A (unlimited authorization -- no par value)
    based on 32,616 outstanding shares of beneficial interest        554
Accumulated net realized gain on investments                       8,612
Net unrealized appreciation on investments                       135,669
                                                                --------
TOTAL NET ASSETS -- 100.0%                                      $391,810
                                                                ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                        $17.88
                                                                --------
NET ASSET VALUE AND REDEMPTION PRICE PER
    SHARE -- CLASS A                                              $17.87
                                                                --------
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A ($17.87 / 94.25%)     $18.96
                                                                --------
* NON-INCOME PRODUCING SECURITIES
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
PLC -- PUBLIC LIMITED COMPANY
SER -- SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         Annual Report -- December 31, 1999

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS

HIGH GRADE INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT ADVISER'S REPORT:

During the decade of the 1990s, bonds generally performed very well, with two notable exceptions: 1994 and 1999. In those two years, the Federal Reserve Board raised interest rates to slow the economy, causing bond prices to decline.

In 1999, the economy continued to boom despite Fed action raising short-term interest rates from 4.75% to 5.50%. Investors in longer-term bonds also demanded significantly higher yields to compensate them for potential inflation.

Of all the fixed-income asset classes, U.S. Treasury bonds weakened the most. While 1998 could be characterized as a year in which global investors sought quality in the midst of the Asian economic downturn, 1999 was the opposite. With a global recovery solidly in place, investors took profits in U.S. Treasury bonds and sought higher yields elsewhere. Corporate bonds benefited from this trend, as investors became less concerned about credit risk.

The Y2K anxiety impacted the corporate bond market to some degree. Despite rising interest rates, issuance was predicted to be heavier than normal during the summer as corporations sought to get their financing needs for the year out of the way. Investors became cautious, and corporate bond prices slumped. However, expectations for a year-end additional surge in supply never truly materialized, and corporate bond performance improved by the fourth quarter.

MANAGEMENT DISCUSSION & ANALYSIS OF FUND PERFORMANCE:

Coming into 1999, the portfolio was positioned for falling interest rates. The Fed had just lowered short-term interest rates from 5.50% to 4.75% to prevent the U.S. economy from falling into a recession. Central banks around the world followed suit in an effort to stimulate economies in Asia, Latin America and Europe.

Bishop Street Funds

                                                           [Bishop Logo Omitted]

In this climate of lower interest rates, the Fund's duration (which describes the portfolio's sensitivity to interest rates) was greater than the benchmark. If interest rates continued to fall, then the portfolio would benefit accordingly.

Instead, interest rates began to rise as economic activity throughout the world increased. Within months, fears of global deflation were replaced by inflation worries. The portfolio's longer duration became a negative factor in its performance. Although duration was shortened later in the year, the impact on the Fund's total return could not be erased. For the year ended December 31, 1999, the Institutional Class of the Fund produced a total return of -4.34%* while the unmanaged Lehman Brothers Government/Corporate Bond Index returned -2.15%.

It should be emphasized that a bond fund's total return is not the same as its effective yield. Total return is the sum of the income a fund generates plus or minus changes in its net asset value (NAV). Like the price of an individual bond, a fund's NAV falls when interest rates rise, and vice versa. As of December 31, 1999, the High Grade Income Fund's effective yield -- a measure of income to shareholders -- was 5.40%. Additionally, we strive to maintain extremely high credit quality. At year-end, 77% of the portfolio was invested in bonds rated AA or higher.

The Fund's strategy regarding corporate bonds produced a positive effect. The portfolio was underweighted in corporates during mid-year when Y2K fears caused corporates to perform poorly. The portfolio's focus on corporate bonds rated A or better was an advantage at certain times of the year and a disadvantage at other times.

Our outlook for the bond market is cautious. Because the economy continues to boom, the Federal Reserve Board is likely to raise interest rates again. As a result, we will continue to shorten the portfolio's duration, at least until mid-year when we believe that the economy may finally slow down. In the meantime, we believe that bonds currently offer attractive yields for investors.

* The Bishop Street High Grade Income Fund (Class A shares), launched on 06/14/99, produced a total cumulative return of -0.05%. Including the maximum sales charge of 4.75%, the total cumulative return for the Fund's Class A shares was -4.77%.

                                              Annual Report -- December 31, 1999

High Grade Income Fund
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
 BISHOP STREET HIGH GRADE INCOME FUND, INSTITUTIONAL CLASS OR SYNTHETIC CLASS A,
           VERSUS THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX,
THE CONSUMER PRICE INDEX, AND THE LIPPER DOMESTIC TAXABLE FIXED INCOME AGGREGATE

                        [HIGH GRADE INCOME GRAPH OMITTED]

                              PLOT POINTS FOLLOWS:

                  BISHOP STREET             BISHOP STREET                                             LIPPER
                   HIGH GRADE                HIGH GRADE         LEHMAN BROTHERS     CONSUMER         DOMESTIC
                  INCOME FUND,              INCOME FUND,        GOVT/CORPORATE        PRICE       TAXABLE FIXED,
              INSTITUTIONAL CLASS+       SYNTHETIC CLASS A+       BOND INDEX          INDEX      INCOME AGGREGATE

1/31/97                10,000                   9,425                 10,000          10,000            10,000
3/97                    9,902                   9,431                  9,902           9,937            10,040
6/97                   10,216                   9,730                 10,261          10,279            10,070
9/97                   10,514                  10,015                 10,621          10,611            10,131
12/97                  10,793                  10,280                 10,962          10,828            10,171
3/98                   10,937                  10,418                 11,129          11,031            10,181
6/98                   11,191                  10,659                 11,419          11,203            10,242
9/98                   11,798                  11,237                 11,985          11,359            10,283
12/98                  11,774                  11,215                 12,000          11,441            10,335
3/99                   11,495                  10,949                 11,856          11,506            10,376
6/99                   11,316                  10,755                 11,727          11,474            10,499
9/99                   11,359                  10,752                 11,790          11,492            10,553
12/99                  11,263                  10,650                 11,742          11,618            10,606

PAST PERFORMANCE IS NOT PREDICTIVE OF
FUTURE PERFORMANCE.

+Account value if you reinvested income and capital gains.

              AVERAGE ANNUAL TOTAL RETURNS

                  ONE        ANNUALIZED
                 YEAR        INCEPTION
                RETURN        TO DATE
             -----------------------------
                  -4.34%+       4.17%+     Institutional Class*
             -----------------------------
                  -5.04%**      3.90%**    Synthetic Class A**
             -----------------------------
                  -9.55%**      2.18%**    Synthetic Class A, with load

 * Commenced operations on 01/31/97.
** Class A was offered beginning 06/14/99. Prior performance information represents performance of the Institutional Class, which was offered 01/31/97. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.

Bishop Street Funds

High Grade Income Fund
--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
                                                                     Percentage
                                             Coupon       Maturity       of
                                              Rate          Date     Investments
--------------------------------------------------------------------------------
 1. United States Treasury Bond                7.25%    May 15, 2016     6.0%
--------------------------------------------------------------------------------
 2. United States Treasury Bond                7.50%   Nov. 15, 2016     4.7%
--------------------------------------------------------------------------------
 3. United States Treasury Bond                7.13%   Feb. 15, 2023     4.1%
--------------------------------------------------------------------------------
 4. United States Treasury Note                6.13%  Sept. 30, 2000     3.3%
--------------------------------------------------------------------------------
 5. Shell Oil                                  6.70%   Aug. 15, 2002     3.2%
--------------------------------------------------------------------------------
 6. Lucent Technologies                        7.25%   Jul. 15, 2006     3.0%
--------------------------------------------------------------------------------
 7. United States Treasury Bond                6.00%   Feb. 15, 2026     2.7%
--------------------------------------------------------------------------------
 8. United States Treasury Bond                7.25%   Aug. 15, 2022     2.7%
--------------------------------------------------------------------------------
 9. Federal National Mortgage Association      5.13%   Feb. 13, 2004     2.6%
--------------------------------------------------------------------------------
10. United States Treasury Bond                6.75%   Aug. 15, 2026     2.4%
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
      Face                                                       Market
     Amount                                                      Value
      (000)                                                      (000)
    ---------                                                  ---------

                       U.S. TREASURY OBLIGATIONS -- 57.8%

               U.S. Treasury Bonds
     $7,300    7.250%, 05/15/16                                 $ 7,631
      5,500    7.500%, 11/15/16                                   5,884
      3,175    7.250%, 08/15/22                                   3,348
      5,000    7.125%, 02/15/23                                   5,202
      3,550    6.250%, 08/15/23                                   3,347
      3,725    6.000%, 02/15/26                                   3,407
      3,025    6.750%, 08/15/26                                   3,038
      2,500    6.500%, 11/15/26                                   2,436
        100    6.125%, 11/15/27                                      93
               U.S. Treasury Notes
        900    6.375%, 05/15/00                                     902
        400    6.250%, 05/31/00                                     401
      1,000    6.000%, 08/15/00                                   1,001
      4,177    6.125%, 09/30/00                                   4,179
        350    5.750%, 11/15/00                                     349
        450    8.500%, 11/15/00                                     459
      1,400    5.625%, 11/30/00                                   1,394

                                              Annual Report -- December 31, 1999

High Grade Income Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                    Market
       Amount                                                    Value
       (000)                                                     (000)
     ---------                                                 ---------
     $  950    7.750%, 02/15/01                                 $   966
      1,500    6.250%, 04/30/01                                   1,501
        725    6.500%, 05/31/01                                     728
        500    6.625%, 06/30/01                                     503
      2,625    6.625%, 07/31/01                                   2,641
      2,500    6.375%, 09/30/01                                   2,505
      1,200    6.125%, 12/31/01                                   1,197
      1,950    6.250%, 01/31/02                                   1,949
      1,000    7.500%, 05/15/02                                   1,026
        700    6.375%, 08/15/02                                     701
        625    5.750%, 10/31/02                                     616
      2,625    5.500%, 01/31/03                                   2,564
      2,825    6.250%, 02/15/03                                   2,816
        625    5.500%, 05/31/03                                     609
      1,700    5.750%, 08/15/03                                   1,665
        500    5.875%, 02/15/04                                     491
        250    7.250%, 05/15/04                                     257
      2,000    7.250%, 08/15/04                                   2,062
      1,625    7.875%, 11/15/04                                   1,718
        250    6.500%, 08/15/05                                     250
        500    7.000%, 07/15/06                                     512
      1,625    6.500%, 10/15/06                                   1,620
      2,000    6.625%, 05/15/07                                   2,007
                                                                -------
               TOTAL U.S. TREASURY OBLIGATIONS (Cost $79,768)    73,975
                                                                -------

                   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.4%

               FHLB
        700    7.170%, 03/29/00                                     702
        200    6.055%, 10/24/00                                     199
        700    7.310%, 07/06/01                                     708
        700    7.570%, 08/19/04                                     720

               FNMA
      1,000    6.610%, 05/08/02, MTN                              1,000
      3,500    5.125%, 02/13/04                                   3,291
      1,625    5.750%, 06/15/05                                   1,545
                                                                -------
               TOTAL U.S. GOVERNMENT AGENCY
                 OBLIGATIONS (Cost $8,420)                        8,165
                                                                -------

Bishop Street Funds

High Grade Income Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

      Face                                                      Market
     Amount                                                      Value
     (000)                                                       (000)
   ----------                                                  ---------

                         CORPORATE OBLIGATIONS -- 28.8%

BEAUTY PRODUCTS -- 1.8%
               Procter and Gamble
     $2,425    5.250%, 09/15/03                                 $ 2,298
                                                                -------
COMMUNICATIONS EQUIPMENT -- 3.9%
               Motorola
      2,550    5.800%, 10/15/08                                   2,295
               Rockwell International
        300    6.625%, 06/01/05                                     290
               Sony
      2,425    6.125%, 03/04/03                                   2,349
                                                                -------
                                                                  4,934
                                                                -------
FOOD, BEVERAGE & TOBACCO -- 1.5%
               Philip Morris
      2,000    7.125%, 08/15/02                                   1,963
                                                                -------
INDUSTRIAL -- 1.9%
               Honeywell
      2,525    7.000%, 03/15/07                                   2,449
                                                                -------
MACHINERY -- 1.8%
               Emerson Electric
      2,625    5.000%, 10/15/08                                   2,241
                                                                -------
PETROLEUM REFINING -- 4.9%
               Halliburton
      2,550    5.625%, 12/01/08                                   2,254
               Shell Oil
      4,000    6.700%, 08/15/02                                   3,985
                                                                -------
                                                                  6,239
                                                                -------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 2.6%
               Xerox
      1,000    6.625%, 04/16/01                                     996
      2,525    5.250%, 12/15/03, MTN                              2,339
                                                                -------
                                                                  3,335
                                                                -------

                Annual Report -- December 31, 1999

High Grade Income Fund
--------------------------------------------------------------------------------




                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                 Market
        Face                                                      Value
 Amount(000)/Shares                                              (000)
-------------------------                                       -------
RETAIL -- 5.8%
               Gap
     $2,625    6.900%, 09/15/07                                $   2,543
               Lowes Companies
      2,300    6.375%, 12/15/05                                    2,199
               Wal-Mart Stores
      2,625    8.000%, 09/15/06                                    2,717
                                                               ---------
                                                                   7,459
                                                               ---------
TELEPHONES & TELECOMMUNICATION -- 3.0%
               Lucent Technologies
      3,800    7.250%, 07/15/06                                    3,795
                                                               ---------
TOYS -- 1.6%
               Hasbro
      2,325    6.150%, 07/15/08                                    2,110
                                                               ---------
               TOTAL CORPORATE OBLIGATIONS (Cost $38,559)         36,823
                                                               ---------

                           CASH EQUIVALENTS -- 5.7%

      3,696    SEI Daily Income Trust Money Market Portfolio       3,696
      3,588    SEI Daily Income Trust Prime Obligation Portfolio   3,588
                                                               ---------
               TOTAL CASH EQUIVALENTS (Cost $7,284)                7,284
                                                               ---------
Total Investments (Cost $134,031)-- 98.7%                        126,247
                                                               ---------
Other Assets and Liabilities, Net -- 1.3%                          1,635
                                                               ---------

Bishop Street Funds

High Grade Income Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                Market
                                                                 Value
                                                                 (000)
                                                               ---------

                                   NET ASSETS:

Fund Shares of Institutional Class (unlimited
    authorization -- no par value) based on 13,618,699
    outstanding shares of beneficial interest                   $135,736

Fund Shares of Class A (unlimited authorization -- no par value)
    based on 109 outstanding shares of beneficial interest             1
Distribution in excess of net investment income                       (1)
Accumulated net realized loss on investments                         (70)
Net unrealized depreciation on investments                        (7,784)
                                                                --------
TOTAL NET ASSETS -- 100.0%                                      $127,882
                                                                ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS                          $9.39
                                                                --------
NET ASSET VALUE AND REDEMPTION PRICE PER
    SHARE -- CLASS A                                               $9.35
                                                                --------
Maximum Offering Price Per Share -- Class A ($9.35 / 95.25%)       $9.82
                                                                --------
FHLB -- FEDERAL HOME LOAN BANK
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                              Annual Report -- December 31, 1999

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------
INVESTMENT ADVISER'S REPORT:

Fixed income markets came under continuous pressure throughout 1999. Although the inflation rate stayed moderate, the combination of a continuously robust economy, rising labor costs and a euphoric equity market induced the Federal Reserve to raise short-term interest rates from 4.75% to 5.50%.

The municipal bond market performed slightly better than the Treasury bond market, primarily because of a 21% reduction in overall municipal bond issuance. The reduced supply put some upward pressure on prices, but two major demand factors offset this and resulted in a softer municipal bond market. The first factor was the reduction in demand from bond funds and casualty insurance companies -- two of the largest institutional buyers of municipals. The second was an extremely strong equity market that diverted some cash flow from municipal bonds and other fixed income funds products.

As 2000 begins, there are few indications that the U.S. economy is downshifting and that the Fed may be finished with its tightening moves. As a result, we believe the Fed may act early in the first quarter with additional increases in short-term interest rates. By mid-year, we believe economic growth to moderate and we could possibly see stable and improving market conditions during the second half of 2000.

MANAGEMENT DISCUSSION & ANALYSIS OF FUND PERFORMANCE:

The Fund's SEC 30-Day yield as of 12/31/99 was 5.07%, which equates to a 9.20%* taxable equivalent for individuals in the maximum combined state and federal income tax brackets. Our major objective continues to be the delivery of a high level of current income exempt from Hawaii and federal income taxes. We feel we have met this objective while maintaining a portfolio of extremely high credit quality. At the year-end, 91% of our long-term debt holdings were in the AAA/AA category.

When it became evident in the second half of 1999 that the Federal Reserve would be in a tightening mode, our strategy was to shorten our average weighted

Bishop Street Funds

                                                           [Bishop Logo Omitted]

maturity and duration -- which buffered us somewhat against the deteriorating market conditions. At year-end 1999, our average weighted maturity was 10 years vs. 12 years at the end of 1998, and duration stood at 7.3 vs. 8.1 at the end of 1998.

Also, because of the relative flatness of the yield curve -- which describes the relationship between interest rates and maturity -- we were able to implement this strategy without any significant reduction in current income to our shareholders. A relatively flat yield curve suggests that investors do not receive much extra income by buying longer-maturity bonds. However, an investor in a longer-maturity bond faces more risk of principal loss should interest rates rise.

Our strategy is to continue to stay short of the maximum maturity range until the yield curve presents opportunities to increase income significantly to offset the volatility inherent in extending our maturities.

For the year ending December 31, 1999, the Hawaii Municipal Bond Fund produced a total return of -2.65%.** In comparison, the return of the Lipper Hawaii Municipal Debt Average was -4.04%. The Lehman Brothers Municipal Bond Index, measuring an unmanaged portfolio of national issues mostly non-exempt from Hawaii income taxes, reflected a -2.07% return of the same period. A negative return reflects the impact of raising interest rates on the market value of bonds.

During 1999, there were positive signs that tourism, Hawaii's prime economic engine, was beginning to increase, primarily a result of the Asian component, which accounts for 33% of tourist revenues. During 1999, Japan as well as the rest of Asia emerged from a deep recession. Indications are that in 2000, Hawaii's economy will also continue its long-awaited recovery and this should gradually improve state and county budgetary and fiscal conditions.

 * This information is based on a hypothetical illustration and is not representative of any investment securities.

** The Bishop Street Hawaii Municipal Bond Fund (Class A shares), launched on
   06/14/99, produced a total cumulative return of -1.76%. Including the maximum sales charge of 4.25%, the total cumulative return for the Fund's Class A shares was -5.91%.

                                              Annual Report -- December 31, 1999

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
     IN THE BISHOP STREET HAWAII MUNICIPAL BOND FUND, INSTITUTIONAL CLASS OR SYNTHETIC CLASS A, VERSUS THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, THE
       CONSUMER PRICE INDEX, AND THE LIPPER HAWAII MUNICIPAL DEBT AVERAGE

                      [HAWAII MUNICIPAL BOND GRAPH OMITTED]

                              PLOT POINTS FOLLOWS:

                  BISHOP STREET             BISHOP STREET                              LIPPER
                HAWAII MUNICIPAL          HAWAII MUNICIPAL       LEHMAN BROTHERS        HAWAII       CONSUMER
                   BOND FUND,                BOND FUND,            MUNICIPAL         MUNICIPAL        PRICE
               INSTITUTIONAL CLASS+        SYNTHETIC RETAIL+      BOND INDEX        DEBT AVERAGE      INDEX

2/28/95              10,000                     9,575               10,000           10,000           10,000
6/95                 10,288                     9,851               10,304           10,359           10,100
12/95                10,941                    10,476               11,005           11,097           10,191
6/96                 10,849                    10,388               10,893           11,047           10,376
12/96                11,401                    10,916               11,420           11,589           10,522
6/97                 11,722                    11,224               11,727           11,961           10,606
12/97                12,373                    11,847               12,362           12,656           10,712
6/98                 12,661                    12,123               12,647           12,997           10,787
12/98                13,097                    12,540               13,070           13,478           10,884
6/99                 12,921                    12,362               12,865           13,356           11,004
12/99                12,750                    12,176               13,199           12,513           11,170

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+Account value if you reinvested income and capital gains.

                    AVERAGE ANNUAL TOTAL RETURNS

                 ONE      ANNUALIZED    ANNUALIZED
                YEAR        3 YEAR       INCEPTION
               RETURN       RETURN        TO DATE
               -----------------------------------
               -2.65%        3.79%         5.12%     Institutional Class*
               -----------------------------------
               -2.91%**      3.70%**       5.06%**   Synthetic Class A**
               -----------------------------------
               -7.05%**      2.21%**       4.13%**   Synthetic Class A, with
                                                     load

 * Commenced operations on 02/15/95.
** Class A was offered beginning 06/14/99. Prior performance information represents performance of the Institutional Class, which was offered 02/15/95. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.

Bishop Street Funds

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS

                                                                       Percentage
                                                Coupon     Maturity        of
                                                 Rate        Date      Investments
--------------------------------------------------------------------------------
 1. Hawaii State GO                              5.25%   Apr. 01, 2013    3.1%
 2. Honolulu Waste Water Revenue Bond            5.25%   Jul. 01, 2023    2.8%
 3. Hawaii State GO                              6.50%   Dec. 01, 2013    2.6%
 4. Honolulu Waste Water Revenue Bond            5.25%   Jul. 01, 2015    2.2%
 5. Hawaii State Highway Revenue Bond            6.00%   Jul. 01, 2009    2.2%
 6. Hawaii State Highway Revenue Bond            5.25%   Jul. 01, 2015    2.1%
 7. Honolulu, Hawaii City & County GO            5.00%   Jul. 01, 2019    2.1%
 8. Honolulu Waste Water Revenue Bond            5.25%   Jul. 01, 2016    1.9%
 9. Honolulu, Hawaii City & County GO            5.13%   Jul. 01, 2017    1.9%
10. Maui County, Hawaii GO                       6.00%   Dec. 15, 2008    1.8%

                             STATEMENT OF NET ASSETS

       Face                                                      Market
      Amount                                                     Value
       (000)                                                     (000)
     ---------                                                  -------

                            MUNICIPAL BONDS -- 94.3%

HAWAII -- 82.4%

               Department of Budget & Finance, Hawaiian
               Electric, RB, MBIA Insured
       $760    6.200%, 05/01/26                                  $  759
               Department of Budget & Finance, Queens
               Health Systems, Ser A, RB
      1,450    5.875%, 07/01/11                                   1,459
      1,000    6.000%, 07/01/20                                     964
               Department of Budget & Finance, Queens
               Health Systems, Ser B, RB,
                   MBIA Insured
        750    5.250%, 07/01/11                                     734
      1,445    5.250%, 07/01/12                                   1,403
      1,275    5.250%, 07/01/13                                   1,227
      1,000    5.250%, 07/01/14                                     950
               Department of Budget & Finance, Special
               Purpose Mortgage, Hawaii Electric Incorporated
               Project, Ser A, RB, MBIA Insured
        590    6.600%, 01/01/25                                     609
               Department of Budget & Finance, Special
               Purpose Mortgage, Hawaiian Electric Company,
               Ser A, RB, MBIA Insured
      1,620    4.950%, 04/01/12                                   1,523

                                              Annual Report -- December 31, 1999

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

       Face                                                      Market
      Amount                                                     Value
      (000)                                                      (000)
    ---------                                                  ---------
               Department of Budget & Finance, Special
               Purpose Mortgage, Hawaiian Electric, Ser A, RB,
               AMBAC Insured
     $2,000    5.500%, 12/01/14                                  $1,938
               Department of Budget & Finance, Special
               Purpose Mortgage, Hawaiian Electric, Ser B, RB,
               AMT, AMBAC Insured
      2,000    5.750%, 12/01/18                                   1,935
               Department of Budget & Finance, Special
               Purpose Mortgage, Kaiser Permanente Project,
               Ser A, RB
      2,500    6.500%, 03/01/11                                   2,566
               Department of Budget & Finance, Special
               Purpose Mortgage, Kapiolani Health Care
               System Project, RB
      1,260    6.300%, 07/01/08                                   1,293
        250    6.000%, 07/01/11                                     249
        250    6.400%, 07/01/13                                     253
               Department of Budget & Finance, Special
               Purpose Mortgage, St. Francis Medical Center
               Project, RB, FSA Insured
        930    6.500%, 07/01/22                                     965
               Department of Budget & Finance, Special
               Purpose Mortgage, Wilcox Memorial Hospital
               Projects, RB
        500    5.500%, 07/01/09                                     477
               Harbor Capital Improvement, RB, MBIA Insured
        500    5.400%, 07/01/09                                     498
        480    7.000%, 07/01/17                                     495
               Harbor Capital Improvement, RB, Ser 1992,
               FGIC Insured
        225    6.500%, 07/01/19                                     234
               Hawaii County, GO, MBIA Insured
        250    6.850%, 12/01/02                                     252
               Hawaii County, Ser A, GO, FGIC Insured
        400    5.550%, 05/01/09                                     407
        450    5.600%, 05/01/12                                     453
        190    5.600%, 05/01/13                                     190
               Hawaii County, Ser A, GO, FSA Insured
      1,000    5.250%, 05/15/11                                     975
      1,000    5.250%, 05/15/12                                     975
      1,000    5.375%, 05/15/13                                     970
      1,000    5.375%, 05/15/14                                     964
        500    5.400%, 05/15/15                                     477
      1,000    5.625%, 05/15/19                                     946

Bishop Street Funds

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

     Face                                                        Market
    Amount                                                       Value
     (000)                                                       (000)
   ---------                                                   ---------

               Home Lands Department, RB
     $1,250    4.000%, 07/01/05                                  $1,180
               Honolulu City & County Board of Water Supply, RB
        250    5.250%, 07/01/07                                     252
      1,000    5.800%, 07/01/16                                   1,002
               Honolulu City & County Mortgage, Smith Berentia,
               Ser A, RB, FHA & MBIA Insured
         95    7.800%, 07/01/24                                      98
               Honolulu City & County Waipahu Towers Project,
               Ser A, RB, GNMA Collateral
        200    6.900%, 06/20/35                                     205
               Honolulu City & County, GO
        230    6.000%, 12/01/09                                     241
               Honolulu City & County, GO, FGIC Insured
        125    5.500%, 11/01/07                                     128
      1,200    5.125%, 07/01/11                                   1,155
      3,500    5.000%, 07/01/19                                   3,045
               Honolulu City & County, GO, Ser A
        250    5.800%, 03/01/01                                     254
        245    5.700%, 04/01/09                                     254
        150    6.000%, 01/01/10                                     158
               Honolulu City & County, GO, Ser A, MBIA Insured
        500    6.000%, 11/01/10                                     527
               Honolulu City & County, GO, Ser B
      1,500    5.600%, 06/01/05                                   1,546
      3,000    5.125%, 07/01/17                                   2,704
               Honolulu City & County, GO, Ser B, FGIC Insured
      2,000    5.500%, 10/01/11                                   2,013
               Honolulu City & County, GO, Ser C, FGIC Insured
      2,000    5.125%, 07/01/13                                   1,895
      1,000    5.125%, 07/01/15                                     924
               Honolulu City & County, Halawa Business Park,
               Special Assessment
        370    6.400%, 10/15/01                                     378

                                              Annual Report -- December 31, 1999

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

      Face                                                      Market
     Amount                                                      Value
      (000)                                                      (000)
    ---------                                                  ---------
               Honolulu City & County, Waste Water, RB,
               Junior Ser, FGIC Insured
     $1,000    5.250%, 07/01/12                                  $  971
      1,900    5.250%, 07/01/13                                   1,829
      3,365    5.250%, 07/01/15                                   3,172
      3,000    5.250%, 07/01/16                                   2,801
      2,000    5.250%, 07/01/17                                   1,847
      4,500    5.250%, 07/01/18                                   4,112
      1,525    5.000%, 07/01/23                                   1,294
               Kapolei, Ser A, COP, AMBAC Insured
      1,000    5.000%, 05/01/14                                     914
        500    5.000%, 05/01/18                                     437
               Kauai County, Ser B, GO, AMBAC Insured
        285    5.750%, 08/01/06                                     296
               Kauai County, Ser B, GO, MBIA Insured
        120    4.750%, 08/01/08                                     116
        100    4.850%, 08/01/09                                      97
        135    4.950%, 08/01/10                                     130
        140    5.000%, 08/01/11                                     133
        120    5.050%, 08/01/12                                     114
        260    5.900%, 02/01/13                                     264
        155    5.100%, 08/01/13                                     146
        165    5.150%, 08/01/14                                     155
        175    5.200%, 08/01/15                                     163
               Maui County, Board of Water Supply,
               Ser A, RB, FGIC Insured
        520    6.000%, 12/01/01                                     534
               Maui County, GO, FGIC Insured
      1,000    5.100%, 09/01/04                                   1,011
      2,465    6.000%, 12/15/08                                   2,601
               Maui County, GO, Refunding, FGIC Insured
        290    5.125%, 12/15/10                                     283
               Maui County, GO, Ser A, AMBAC Insured
        200    6.800%, 12/01/00                                     205
               Maui County, GO, Ser A, FGIC Insured
        200    5.000%, 03/01/03                                     202
        500    5.200%, 09/01/12                                     483
        500    4.800%, 03/01/13                                     454
        200    5.000%, 03/01/13                                     186
        500    4.900%, 03/01/14                                     453
        100    5.125%, 03/01/14                                      94
        795    5.000%, 03/01/18                                     700

Bishop Street Funds

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

       Face                                                     Market
      Amount                                                     Value
       (000)                                                     (000)
     ---------                                                 ---------
     $  615    5.100%, 03/01/19                                  $  546
               Maui County, GO, Ser A, MBIA Insured
        250    5.750%, 06/01/13                                     254
               Maui County, GO, Ser C, FGIC Insured
        555    5.150%, 03/01/14                                     523
        790    5.150%, 03/01/15                                     735
        500    5.200%, 03/01/16                                     463
               State Airport Systems, RB, FGIC Insured
      1,470    7.000%, 07/01/20                                   1,545
               State Airport Systems, Ser 2, RB
         60    6.900%, 07/01/12                                      66
               State Airport Systems, Ser 2, RB, AMT,
               MBIA Insured
      1,100    6.900%, 07/01/12                                   1,220
               State Airport Systems, Ser 2, RB, FGIC Insured
        300    7.200%, 07/01/00                                     304
               State Airport Systems, Ser 3, RB, AMBAC Insured
      1,000    5.750%, 07/01/09                                   1,026
               State Harbor Capital Improvement, RB,
               FGIC Insured
        305    6.200%, 07/01/08                                     321
               State Harbor Capital Improvement, RB,
               MBIA Insured, AMT
      1,000    5.500%, 07/01/27                                     904
               State Highway, RB
      3,000    6.000%, 07/01/09                                   3,158
        375    5.250%, 07/01/10                                     371
        510    5.000%, 07/01/11                                     486
        500    5.250%, 07/01/12                                     484
      1,175    5.000%, 07/01/13                                   1,091
      1,000    5.250%, 07/01/16                                     944
               State Highway RB, FGIC Insured
      3,280    5.250%, 07/01/15                                   3,091
        405    5.000%, 07/01/16                                     360
               State Housing, Finance & Development
               Corporation, Affordable Rental Housing Program,
               Ser 1995 A, RB
        350    6.000%, 07/01/15                                     351
        750    6.050%, 07/01/22                                     743
               State Housing, Finance & Development Corporation,
               Single Family Mortgage Purchase, RB
      1,005    5.550%, 07/01/07                                   1,010
                                       27
                                              Annual Report -- December 31, 1999

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

       Face                                                     Market
      Amount                                                     Value
       (000)                                                     (000)
     ---------                                                 ---------
               State Housing, Finance & Development
               Corporation, Single Family Mortgage Purchase,
               RB, Ser A, AMT,
               FNMA Collateral
     $  250    5.250%, 07/01/13                                  $  235
      1,375    5.400%, 07/01/30                                   1,213
      1,575    5.750%, 07/01/30                                   1,459
               State Housing, Finance & Development
               Corporation, Single Family Mortgage Purchase,
               RB, Ser B, FNMA Collateral
      1,000    5.450%, 07/01/17                                     946
               State Housing, Finance & Development
               Corporation, University of Hawaii Faculty
               Housing Project, RB, AMBAC Insured
        360    4.650%, 10/01/03                                     360
        380    4.750%, 10/01/04                                     380
        395    4.850%, 10/01/05                                     395
        415    5.000%, 10/01/06                                     417
        700    5.650%, 10/01/16                                     690
               State, COP, Ser A, AMBAC Insured
      1,725    5.250%, 05/01/13                                   1,645
      2,000    5.000%, 05/01/15                                   1,813
      1,500    5.000%, 05/01/16                                   1,343
      1,000    5.000%, 05/01/17                                     888
               State, GO, FGIC Insured
        500    5.250%, 03/01/17                                     458
               State, GO, MBIA Insured
      4,675    5.250%, 04/01/13                                   4,482
               State, GO, Ser BR, Pre-refunded
        350    6.900%, 06/01/02                                     354
               State, GO, Ser CM, FGIC Insured
        500    6.000%, 12/01/09                                     526
      1,500    6.000%, 12/01/11                                   1,568
      3,500    6.500%, 12/01/13                                   3,793
               State, GO, Ser CN, FGIC Insured
      1,000    5.250%, 03/01/13                                     959
        500    5.500%, 03/01/14                                     490
               State, GO, Ser CO, FGIC Insured
        200    6.000%, 09/01/05                                     210
               State, GO, Ser CQ, FGIC Insured
        175    5.000%, 10/01/00                                     176

Bishop Street Funds

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

      Face                                                         Market
     Amount                                                         Value
      (000)                                                         (000)
    ---------                                                     ---------
               State, GO, Ser CR, MBIA Insured
     $2,500    5.250%, 04/01/12                                   $  2,425
               State, GO, Ser CT, FSA Insured
      2,000    5.875%, 09/01/16                                      1,983
               State, GO, Ser LL
      1,000    6.000%, 03/01/09                                      1,048
                                                                  --------
                                                                   121,548
                                                                  --------
PUERTO RICO -- 11.6%
               Commonwealth Highway & Transportation Authority,
               Ser Z, RB, FSA Insured
        500    6.000%, 07/01/18                                        516
               Commonwealth of Puerto Rico, GO, MBIA Insured
      1,500    6.500%, 07/01/10                                      1,661
      1,000    6.500%, 07/01/13                                      1,110
      1,260    5.850%, 07/01/15                                      1,318
               Commonwealth of Puerto Rico, GO, MBIA Insured
      1,000    6.500%, 07/01/14                                      1,104
               Commonwealth of Puerto Rico,
               Industrial Development General Purpose,
               Ser B, RB, MBIA Insured
      2,000    5.375%, 07/01/16                                      1,923
               Commonwealth of Puerto Rico,
               Public Improvements, GO, AMBAC Insured
        500    5.900%, 07/01/00                                        505
               Commonwealth of Puerto Rico,
               Public Improvements, GO, FSA Insured
        900    5.500%, 07/01/12                                        919
               Commonwealth of Puerto Rico,
               Public Improvements, GO, MBIA Insured
        350    4.875%, 07/01/23                                        300
               Electric Power Authority, Ser FF, RB,
               MBIA Insured
      1,000    5.250%, 07/01/14                                        965
               Housing, Banking & Finance Agency,
               Single Family Mortgage,
               Affordable Housing Mortgage Portfolio I, RB,
               GNMA/FNMA/FHLMC Collateral
        195    6.100%, 10/01/15                                        196
               Industrial Tourist Educational Medical
               Environmental Control Facilities Hospital
               Auxilio Muto Obligation Group,
               RB, MBIA Insured
        300    6.250%, 07/01/24                                        310
               Industrial Tourist Educational Medical
               Environmental Control Facilities Inter American
               University, Ser A, MBIA Insured
        250    5.000%, 10/01/22                                        219

                                        Annual Report --  December 31, 1999

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                  (CONTINUED)
                                                                 Market
       Face                                                      Value
Amount (000)/Shares                                              (000)
-------------------                                            ---------
               Municipal Finance Agency Unlimited General
               Obligation, Ser A, FSA Insured
     $1,000    5.500%, 08/01/19                                 $    958
               Public Building Authority Government Facilities,
               Ser B, RB, MBIA Insured
      1,000    4.800%, 07/01/08                                      984
      1,000    5.000%, 07/01/09                                      988
      2,195    5.100%, 07/01/10                                    2,170
      1,000    5.000%, 07/01/15                                      919
                                                                --------
                                                                  17,065
                                                                --------
GUAM -- 0.3%
               Guam Power Authority, Ser A, RB, AMBAC Insured
        400    6.375%, 10/01/08                                      427
                                                                --------
               TOTAL MUNICIPAL BONDS (Cost $145,316)             139,040
                                                                --------

                            CASH EQUIVALENTS -- 4.1%

      1,482    Dreyfus Tax Exempt Cash Management Fund             1,482
      4,596    SEI Institutional Tax Free Portfolio                4,596
                                                                --------
               TOTAL CASH EQUIVALENTS (Cost $6,078)                6,078
                                                                --------
TOTAL INVESTMENTS (Cost $151,394)-- 98.4%                        145,118
                                                                --------
OTHER ASSETS AND LIABILITIES, NET -- 1.6%                          2,354
                                                                --------

Bishop Street Funds

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                Market
                                                                 Value
                                                                 (000)
                                                               ---------


                                   NET ASSETS:

Fund Shares of Institutional Class (unlimited
    authorization -- no par value) based on 14,161,298
    outstanding shares of beneficial interest                   $147,397

Fund Shares of Class A (unlimited authorization -- no
    par value) based on 614,765 outstanding shares of
    beneficial interest                                            6,285
Accumulated net realized gain on investments                          66
Net unrealized depreciation on investments                        (6,276)
                                                                --------
TOTAL NET ASSETS -- 100.0%                                      $147,472
                                                                ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
    PER SHARE -- INSTITUTIONAL CLASS                              $ 9.98
                                                                --------
NET ASSET VALUE AND REDEMPTION PRICE PER
    SHARE -- CLASS A                                              $ 9.97
                                                                --------
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A ($9.97 / 95.75%)      $10.41
                                                                --------

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AMT -- ALTERNATIVE MINIMUM TAX
COP -- CERTIFICATE OF PARTICIPATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FHA -- FEDERAL HOUSING ADMINISTRATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSURANCE
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SER -- SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                              Annual Report -- December 31, 1999

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS

Money Market & Treasury Money Market Funds
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT:

The twelve month period ended December 31, 1999 was a continuation of one of the longest periods of economic expansion in U.S. history, characterized by low inflation, strong consumer confidence, solid wage gains and continued positive equity returns. Tight labor markets and increasing wealth pushed consumer confidence to its highest level in over 30 years, spurring heavy spending on homes, autos and the latest technology. Economic growth for the year measured near 4%, while other than a correction in oil prices, inflation pressures remained contained. Despite the low levels of unemployment, increasing gains in productivity helped offset any increasing labor costs. In addition, the most powerful force containing inflation has been the proliferation in Internet related activity, empowering both businesses and consumers to search for more competitive pricing.

In response to the brisk pace of economic activity, the Federal Reserve raised interest rates by 25 basis points three times over the course of the year, effectively erasing the 75 basis point reduction that was implemented in 1998. The major credit problem for short term investors during the year was in August, when General American Life Insurance Company failed to meet liquidity demands of shareholders after it was downgraded by the rating agencies. The issue was ultimately resolved when Metropolitan Life purchased the smaller insurer, assuming all obligations. Neither the Bishop Street Treasury Money Market Fund nor the Bishop Street Money Market Fund had any exposure to this issuer.

As mid-year passed, investors began focusing on funding pressures related to year-end, particularly the potential impact on market liquidity due to Y2K related fears. In order to ease concerns, the Federal Reserve took an active role by implementing innovative financing programs for banks and dealers, and the Treasury provided further liquidity by issuing bills maturing in early January. The combination of these measures combined with large cash balances held by investors did force overnight yields to dip slightly for a couple of days at year-end, but the overall impact on the Bishop Street Funds was minimal when measured over a longer time frame.

Bishop Street Funds

                                                           [Bishop Logo Omitted]

MANAGEMENT DISCUSSION & ANALYSIS OF FUND PERFORMANCE:

Our strategy during 1999 in the Bishop Street Treasury Money Market Fund was to maintain a high exposure to overnight repurchase agreements, allowing us to respond quickly in the rising interest rate environment. We also made opportunistic purchases of Treasury securities when the yield-curve priced in additional Fed rate hikes. As of December 31, the weighted average maturity of the Treasury Fund was 51 days.

In the Money Market Fund we also extended into the new year when it was attractive to do so, typically using commercial paper or bank notes to take advantage of the premium issuers had to pay the market in order to finance into 2000. We also increased our exposure to LIBOR based floating rate notes. This market determined index performed well as it incorporated both the market's anticipation of future Fed rate hikes, as well as the increasing nervousness amongst fixed-income investors as we approached Y2K. As of December 31, the weighted average maturity of the Money Market Fund was 49 days.

OUTLOOK & STRATEGY

Now that any threats of a Y2K meltdown are behind us, the market will focus on the Fed's willingness to temper the brisk pace of economic activity. The tight labor market and a resumption of business spending on capital investments, namely technological advancements, are likely to keep economic growth higher than the Fed desires. Even if activity were to slow in the U.S., continued improving global activity would act as a buffer to the domestic decline. In the absence of significant signs of inflation, the Fed is likely to continue to tighten monetary policy on a gradual basis. In this environment we will continue to favor shorter-term securities which will "turn-over" faster in this rising rate scenario.

                                              Annual Report -- December 31, 1999

Money Market Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS

      Face
     Amount                                                      Value
      (000)                                                      (000)
    ---------                                                  ---------

                            COMMERCIAL PAPER -- 58.8%

ASSET BACKED -- 19.1%
               Aesop Funding
     $5,000    6.080%, 03/07/00                                 $ 4,944
               Apreco
      5,000    5.870%, 02/03/00                                   4,973
               Corporate Asset Funding (A)
      4,000    6.174%, 04/07/00                                   4,000
               Corporate Receivables
      8,000    6.541%, 02/16/00                                   8,000
               Delaware Funding
      8,000    5.930%, 02/08/00                                   7,950
               Park Avenue Receivables
      8,000    6.000%, 02/14/00                                   7,941
               Riverwoods Funding
      7,500    6.000%, 02/15/00                                   7,444
               Variable Funding Capital
      9,000    5.900%, 01/28/00                                   8,960
                                                                -------
                                                                 54,212
                                                                -------
BROKERAGE -- 11.9%
               Bear Stearns
      5,000    5.970%, 02/09/00                                   4,968
               JP Morgan
      5,000    5.870%, 04/17/00                                   4,913
               Goldman Sachs Group
      8,000    6.070%, 02/23/00                                   7,929
               Merrill Lynch
      8,000    5.600%, 01/20/00                                   7,976
               Morgan Stanley Dean Witter
      8,000    6.000%, 01/28/00                                   7,964
                                                                -------
                                                                 33,750
                                                                -------
DRUGS -- 5.6%
               American Home Products
      7,500    5.730%, 02/23/00                                   7,437
               Glaxo Wellcome
      8,500    5.920%, 02/04/00                                   8,453
                                                                -------
                                                                 15,890
                                                                -------
FINANCE COMPANY -- 2.8%
               Island Finance Puerto Rico
      8,000    5.950%, 03/02/00                                   7,919
                                                                -------

Bishop Street Funds

Money Market Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

      Face
     Amount                                                      Value
      (000)                                                      (000)
   ---------                                                   ---------
FINANCIAL SERVICES -- 5.2%
               Sears Roebuck Acceptance
     $8,000    6.150%, 02/10/00                                 $  7,945
               Unifunding
      7,000    5.580%, 02/08/00                                    6,957
                                                                --------
                                                                  14,902
                                                                --------
GAS/NATURAL GAS -- 2.8%
               National Fuel Gas
      8,000    6.050%, 02/01/00                                    7,958
                                                                --------
INDUSTRIAL -- 3.0%
               Harvard University
      8,500    5.200%, 01/27/00                                    8,468
                                                                --------
RETAIL -- 2.8%
               Albertson's (A)
      8,000    6.441%, 07/14/00                                    7,998
                                                                --------
STEEL & STEEL WORKS -- 2.8%
               Alcoa
      8,000    5.870%, 02/17/00                                    7,939
                                                                --------
TELEPHONES & TELECOMMUNICATION -- 2.8%
               GTE
      8,000    5.950%, 02/10/00                                    7,947
                                                                --------
               TOTAL COMMERCIAL PAPER (Cost $166,983)            166,983
                                                                --------

                          FLOATING RATE NOTES -- 18.6%

               AT&T (A) (B)
      8,000    6.163%, 08/07/00                                    8,000
               All-State Corporation GISA (A)
      3,000    6.211%, 03/15/00                                    3,000
               American Express Centurion Bank (A)
      8,000    6.090%, 02/15/00                                    8,000
               General Electric Capital (A) MTN
      6,000    6.111%, 05/03/00                                    6,000
               Key Bank North America  (A)
      8,000    6.220%, 08/31/00                                    8,000
               Monumental Life Insurance (A)
     10,000    6.310%, 05/02/00                                   10,000

                                              Annual Report -- December 31, 1999

Money Market Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

     Face
    Amount                                                       Value
     (000)                                                       (000)
   ---------                                                   ---------

                         FLOATING RATE NOTES (CONTINUED)

               National Rural (A)
     $4,000    6.141%, 06/26/00                                 $  3,999
               Travelers Insurance (A)
      6,000    6.163%, 05/31/00                                    6,000
                                                                --------
               TOTAL FLOATING RATE NOTES (Cost $52,999)           52,999
                                                                --------

                   CERTIFICATES OF DEPOSIT/BANK NOTES -- 10.4%

               Bank of Scotland
      5,500    5.725%, 07/03/00                                    5,499
               First Tennessee Bank
      8,000    5.600%, 01/31/00                                    8,000
               Royal Bank of Canada
      4,000    5.700%, 07/03/00                                    3,999
               Societe Generale
      8,000    4.980%, 02/01/00                                    8,000
               Westpac Banking
      4,000    5.030%, 02/07/00                                    4,000
                                                                --------
               TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES
               (Cost $29,498)                                     29,498
                                                                --------

                          CORPORATE OBLIGATIONS -- 8.4%

               Ford Motor Credit
      8,000    6.038%, 08/18/00                                    7,996
               GMAC
      8,000    5.960%, 02/07/00                                    7,951
               Unum Corporation, MTN (A)
      8,000    6.120%, 06/19/00                                    7,997
                                                                --------
               TOTAL CORPORATE OBLIGATIONS (Cost $23,944)         23,944
                                                                --------

Bishop Street Funds

Money Market Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

      Face
     Amount                                                      Value
     (000)                                                       (000)
   ---------                                                   ---------

                          REPURCHASE AGREEMENT -- 4.2%

               Paribas Capital Market, 2.800%, dated 12/31/99,
               matures 01/03/00, repurchase price $11,881,772
               (collateralized by U.S. Treasury Note, total
               par value $12,033,000, 5.50%, matures 08/31/01:
    $11,879    total market value $12,120,671)                  $ 11,879
                                                                --------
               TOTAL REPURCHASE AGREEMENT (Cost $11,879)          11,879
                                                                --------
TOTAL INVESTMENTS (Cost $285,303) -- 100.4%                      285,303
                                                                --------
OTHER ASSETS AND LIABILITIES, NET -- (0.4%)                       (1,012)
                                                                --------

                                   NET ASSETS:

Fund Shares (unlimited authorization -- no par value) based on
    284,289,183 outstanding shares of beneficial interest        284,289
Undistributed net investment income                                    4
Accumulated net realized loss on investments                          (2)
                                                                --------
TOTAL NET ASSETS -- 100.0%                                      $284,291
                                                                ========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE           $1.00
                                                                --------

(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON 12/31/99. THE MATURITY DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXCEPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO
    DEALERS IN THAT PROGARM OR OTHER "ACCREDITED INVESTORS."
    THIS SECURITY HAS BEEN DETERMINED TO BE LIQUID UNDER
    GUIDELINES ESTABLISHED BY THE BOARD OF TRUSTEES.
MTN -- MEDIUM TERM NOTE

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                              Annual Report -- December 31, 1999

Treasury Money Market Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS

     Face
    Amount                                                       Value
     (000)                                                       (000)
   ---------                                                   ---------

                       U.S. TREASURY OBLIGATIONS -- 36.1%

               U.S. Treasury Bills (A)
    $48,000    5.305%, 01/13/00                                 $ 47,913
      9,000    5.055%, 03/09/00                                    8,914
               U.S. Treasury Notes
     12,000    5.875%, 02/15/00                                   12,016
      7,000    6.875%, 03/31/00                                    7,032
     11,000    4.000%, 10/31/00                                   10,858
     12,000    5.750%, 11/15/00                                   11,998
     16,000    4.625%, 11/30/00                                   15,809
      5,000    5.625%, 11/30/00                                    4,984
                                                                --------
               TOTAL U.S. TREASURY OBLIGATIONS (Cost $119,524)   119,524
                                                                --------

                         REPURCHASE AGREEMENTS -- 64.1%
               Abn Amro, 3.000%, dated 12/31/99, matures
               01/03/00, repurchase price $40,010,000
               (collateralized by various U.S. Treasury Notes
               and Bond, total par value $42,323,000,
               5.625%-7.500%, 09/30/01-02/15/26:
     40,000    total market value $40,800,470)                    40,000

               Barclays Capital, 2.750%, dated 12/31/99,
               matures 01/03/00, repurchase price $70,016,042
               (collateralized by U.S. Treasury Bills,
               total par value $74,632,000, 0.00%,
               01/06/00-10/12/00:
     70,000    total market value $71,400,179)                    70,000

               J.P. Morgan, 2.500%, dated 12/31/99,
               matures 01/03/00, repurchase price $40,008,333
               (collateralized by U.S. Treasury Notes,
               total par value $40,813,000, 4.875%-7.875%,
               03/31/01-08/15/01: total market value
     40,000    $40,800,839)                                       40,000

               Paribas Capital Markets, 2.850%, dated
               12/31/99, matures 01/03/00, repurchase price
               $15,003,563 (collateralized by U.S. Treasury
               Note and Bill, total par value $16,000,000,
               0.000%-7.000%, 10/12/00-07/15/06:
     15,000    total market value $15,392,817)                    15,000

               Paribas Capital Markets, 2.800%, dated
               12/31/99, matures 01/03/00, repurchase price
               $7,344,713 (collateralized by U.S.
               Treasury Note, total par value $7,412,000, 6.50%,
      7,343    matures 10/15/06: total market value $7,508,726)    7,343

Bishop Street Funds

Treasury Money Market Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

      Face
     Amount                                                      Value
     (000)                                                       (000)
   ---------                                                   ---------

               Warburg Dillon, 2.500%, dated 12/31/99,
               matures 01/03/00, repurchase price $40,008,333
               (collateralized by U.S. Treasury Note and Bond,
               total par value $37,341,000, 4.75%-9.25%,
               11/15/08-02/15/16: total market value
    $40,000    $40,804,845)                                     $ 40,000
                                                                --------
               Total Repurchase Agreements (Cost $212,343)       212,343
                                                                --------
TOTAL INVESTMENTS (Cost $331,867) -- 100.2%                      331,867
                                                                --------
OTHER ASSETS AND LIABILITIES, NET -- (0.2%)                         (803)
                                                                --------

                                   NET ASSETS:

Fund Shares (unlimited authorization -- no par value)
    based on 331,073,578 outstanding shares of
    beneficial interest                                          331,074
Undistributed net investment income                                   14
Accumulated net realized loss on investments                         (24)
                                                                --------
TOTAL NET ASSETS -- 100.0%                                      $331,064
                                                                ========
Net Asset Value, Offering and Redemption Price Per Share           $1.00
                                                                --------
(A) REPRESENTS THE YIELD TO MATURITY.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          Annual Report -- December 31, 1999


Bishop Street Funds
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                           FOR THE YEAR ENDED 12/31/99
                                 (IN THOUSANDS)

                                                             High        Hawaii                  Treasury
                                                             Grade      Municipal      Money       Money
                                               Equity       Income        Bond        Market      Market
                                                Fund         Fund         Fund         Fund        Fund
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest Income                            $  383       $ 3,262      $ 3,638     $14,864      $16,246
   Dividend Income
     (Net of withholding taxes of $12)         1,442            --           --          --           --
---------------------------------------------------------------------------------------------------------
   Total Investment Income                     1,825         3,262        3,638      14,864       16,246
---------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fee                      1,355           302          244         845          975
   Investment Adviser Fee Waiver                 (46)          (72)        (197)       (126)        (437)
   Management Fee                                366           110          139         563          650
   Management Fee Waiver                        (184)          (60)        (107)       (412)        (406)
   Shareholder Servicing Fee                     458           137          174         704          812
   Shareholder Servicing Fee Waiver             (275)          (82)        (104)       (422)        (487)
   Distribution Fees Class A                      --            --            5          --           --
   Custody Fees                                   34            31           34          38           32
   Transfer Agent Fees                            32            27           33          34           40
   Registration Fees                              31             5           18          14           25
   Trustees Fees                                   7             6            7          37           39
   Printing Fees                                  17            11           11          53           58
   Professional Fees                              29            18           26          78           97
   Amortization of Deferred
      Organizational Costs                         6             6            6          --            7
   Miscellaneous Expenses                          1             1            2           6           24
---------------------------------------------------------------------------------------------------------
           Total Expenses                      1,831           440          291       1,412        1,429
---------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                   (6)        2,822        3,347      13,452       14,817
---------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments       30,951             7          143           7           11
Change in Unrealized Appreciation
   (Depreciation) on Investments              26,018        (4,605)      (5,313)         --           --
---------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments                             56,969        (4,598)      (5,170)          7           11
---------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Resulting from Operations                 $56,963       ($1,776)     ($1,823)    $13,459      $14,828
=========================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds

Bishop Street Funds
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                         Equity Fund           High Grade Income Fund
-------------------------------------------------------------------------------------------------------
                                                    01/01/99 to 01/01/98 to   01/01/99 to  01/01/98 to
                                                      12/31/99    12/31/98      12/31/99     12/31/98
-------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                        $     (6)   $    304       $ 2,822    $   1,342
   Net Realized Gain (Loss) on Investments               30,951       4,270             7          655
   Change in Unrealized Appreciation
     (Depreciation) on Investments                       26,018      18,838        (4,605)         252
-------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Resulting
     From Operations                                     56,963      23,412        (1,776)       2,249
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class Shares                               --       (304)       (2,822)      (1,342)
     Class A Shares (1)                                       --         --            --           --
   Capital Gains:
     Institutional Class Shares                         (22,427)     (3,962)         (376)        (391)
     Class A Shares (1)                                     (30)         --            --           --
-------------------------------------------------------------------------------------------------------
        Total Distributions                             (22,457)     (4,266)       (3,198)      (1,733)
-------------------------------------------------------------------------------------------------------
Changes in Net Assets                                    34,506      19,146        (4,974)         516
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
     Proceeds in Connection with the Acquisition of
         Common Trust Fund Assets                       224,391          --        97,163           --
     Proceeds from Shares Issued                         30,327       8,970        18,415        1,225
     Reinvestments of Cash Distributions                  8,559       4,234         1,731        1,615
     Cost of Shares Redeemed                             (8,344)       (500)       (9,355)      (4,697)
-------------------------------------------------------------------------------------------------------
        Total Institutional Class Capital Share
         Transactions                                   254,933      12,704       107,954       (1,857)
-------------------------------------------------------------------------------------------------------
   Class A Shares: (1)
     Proceeds from Shares Issued                            680          --             1           --
     Reinvestments of Cash Distributions                     30          --            --           --
     Cost of Shares Redeemed                               (156)         --            --           --
-------------------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions            554          --             1           --
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions                      255,487      12,704       107,955       (1,857)
-------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets              289,993      31,850       102,981       (1,341)
-------------------------------------------------------------------------------------------------------
NET ASSETS:
         Beginning of Period                            101,817      69,967        24,901       26,242
-------------------------------------------------------------------------------------------------------
         End of Period                                 $391,810    $101,817      $127,882      $24,901
=======================================================================================================

CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
Shares Issued in Connection with the
   Acquisition of Common Trust Fund Assets               13,437          --        10,121           --
Shares Issued                                             1,772         605         1,898          118
Shares Issued in Lieu of Cash Distributions                 497         296           177          155
Shares Redeemed                                            (492)        (38)         (964)        (452)
-------------------------------------------------------------------------------------------------------
        Total Institutional Class Capital
           Share Transactions                            15,214         863        11,232         (179)
-------------------------------------------------------------------------------------------------------
   Class A Shares: (1)
Shares Issued                                                40          --            --           --
Shares Issued in Lieu of Cash Distributions                   2          --            --           --
Shares Redeemed                                              (9)         --            --           --
-------------------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions             33          --            --           --
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares                15,247         863        11,232         (179)
=======================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) COMMENCED OPERATIONS ON 06/14/99.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          Annual Report -- December 31, 1999

Bishop Street Funds
---------------------------------------------------------------------------------------------------
                       Statement of Changes in Net Assets
                                 (IN THOUSANDS)

                                                                           Hawaii Municipal
                                                                               Bond Fund
--------------------------------------------------------------------------------------------------
                                                                          01/01/99      01/01/98
                                                                         to 12/31/99   to 12/31/98
--------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                                                   $ 3,347       $ 1,503
   Net Realized Gain on Investments                                            143            78
   Change in Unrealized Appreciation
     (Depreciation) on Investments                                          (5,313)          206
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting From Operations                 (1,823)        1,787
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class Shares                                             (3,279)       (1,503)
     Class A Shares (1)                                                        (96)           --
   Capital Gains:
     Institutional Class Shares                                                (88)           --
     Class A Shares (1)                                                         (6)           --
-------------------------------------------------------------------------------------------------
         Total Distributions                                                (3,469)       (1,503)
-------------------------------------------------------------------------------------------------
Change in Net Assets                                                        (5,292)          284
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
     Proceeds in Connection with the Acquisition of
       Common Trust Fund Assets                                            102,397            --
     Proceeds from Shares Issued                                            17,832        10,520
     Reinvestments of Cash Distributions                                       907           705
     Cost of Shares Redeemed                                               (10,408)       (4,763)
-------------------------------------------------------------------------------------------------
         Total Institutional Class Capital Share Transactions              110,728         6,462
-------------------------------------------------------------------------------------------------
   Class A Shares: (1)
     Proceeds from Shares Issued                                             6,374            --
     Reinvestments of Cash Distributions                                       101            --
     Cost of Shares Redeemed                                                  (190)           --
-------------------------------------------------------------------------------------------------
         Total Class A Capital Share Transactions                            6,285            --
-------------------------------------------------------------------------------------------------
Net Increase in Net Assets From Capital Share Transactions                 117,013         6,462
-------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                            111,721         6,746
-------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                      35,751        29,005
-------------------------------------------------------------------------------------------------
   End of Period                                                          $147,472       $35,751
=================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
Shares Issued in Connection with the
   Acquisition of Common Trust Fund Assets                                  10,049
Shares Issued                                                                1,716           984
Shares Issued in Lieu of Cash Distributions                                     87            63
Shares Redeemed                                                             (1,011)         (445)
-------------------------------------------------------------------------------------------------
         Total Institutional Class Capital Share Transactions               10,841           602
-------------------------------------------------------------------------------------------------
   Class A Shares: (1)
Shares Issued                                                                  624            --
Shares Issued in Lieu of Cash Distributions                                     10            --
Shares Redeemed                                                                (19)           --
-------------------------------------------------------------------------------------------------
         Total Class A Capital Share Transactions                              615            --
-------------------------------------------------------------------------------------------------
Net Increase in Capital Shares                                              11,456           602
=================================================================================================
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

(1) COMMENCED OPERATIONS ON 06/14/99.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds


Bishop Street Funds
------------------------------------------------------------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                                    Treasury
                                                      Money Market                Money Market
                                                          Fund                        Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                 01/01/99      01/01/98       01/01/99     01/01/98
                                                to 12/31/99   to 12/31/98    to 12/31/99  to 12/31/98
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                          $ 13,452    $  13,120       $ 14,817   $    16,063
   Net Realized Gain on Investments                      7           25             11             2
------------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting From
       Operations                                   13,459       13,145         14,828        16,065
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class Shares                    (13,452)     (13,120)       (14,817)      (16,061)
------------------------------------------------------------------------------------------------------------------------------------
         Total Distributions                       (13,452)     (13,120)       (14,817)      (16,061)
------------------------------------------------------------------------------------------------------------------------------------
Changes in Net Assets                                    7           25             11             4
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
   Institutional Class Shares:
     Proceeds from Shares Issued                   695,788      709,477      1,290,349     1,801,697
     Reinvestments of Cash Distributions               373          214              8            --
     Cost of Shares Redeemed                      (680,195)    (688,069)    (1,259,148)   (1,775,776)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
   From Capital Share Transactions                  15,966       21,622         31,209        25,921
------------------------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                     15,973       21,647         31,220        25,925
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                             268,318      246,671        299,844       273,919
------------------------------------------------------------------------------------------------------------------------------------
   End of Period                                  $284,291    $ 268,318       $331,064  $    299,844
====================================================================================================================================
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 Annual Report -- December 31, 1999

Bishop Street Funds
---------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED DECEMBER 31,

                                   INVESTMENT ACTIVITIES                     DISTRIBUTIONS FROM
                           ----------------------------------------      --------------------------
                                                          NET
                              NET                      REALIZED                                      NET
                             ASSET                        AND                                       ASSET
                            VALUE,          NET       UNREALIZED          NET                      VALUE,
                           BEGINNING    INVESTMENT  GAIN (LOSS) ON    INVESTMENT      CAPITAL      END OF
                           OF PERIOD      INCOME      INVESTMENTS       INCOME         GAINS       PERIOD
                           ---------     ----------   -----------     ---------        ------      ------
--------------
EQUITY FUND
--------------
INSTITUTIONAL CLASS SHARES:
1999(6):                   $15.28          $--             $ 3.68      $   --          $(1.08)     $17.88
1998:                      $12.06         $0.05            $ 3.88       $(0.05)        $(0.66)     $15.28
1997(1):                   $10.00         $0.08            $ 2.06       $(0.08)         --         $12.06

CLASS A SHARES:
1999(2):                   $15.74          $--             $ 3.19      $   --          $(1.06)     $17.87
-----------------------
HIGH GRADE INCOME FUND
-----------------------
INSTITUTIONAL CLASS SHARES:
1999:                      $10.43         $0.48            $(0.92)      $(0.50)        $(0.10)     $ 9.39
1998:                      $10.23         $0.54            $ 0.37       $(0.54)        $(0.17)     $10.43
1997(1):                   $10.00         $0.51            $ 0.26       $(0.51)        $(0.03)     $10.23

CLASS A SHARES:
1999(2):                   $ 9.69         $0.19            $(0.19)      $(0.24)        $(0.10)     $ 9.35
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
INSTITUTIONAL CLASS SHARES:
1999:                      $10.77         $0.48            $(0.75)      $(0.50)        $(0.02)     $ 9.98
1998:                      $10.67         $0.51            $ 0.10       $(0.51)         --         $10.77
1997:                      $10.34         $0.53            $ 0.33       $(0.53)         --         $10.67
1996:                      $10.47         $0.55            $(0.12)      $(0.55)        $(0.01)     $10.34
1995(3):                   $10.00         $0.45            $ 0.47       $(0.45)         --         $10.47

CLASS A SHARES:
1999(2):                   $10.42         $0.26            $(0.44)      $(0.25)        $(0.02)     $ 9.97
-----------------
MONEY MARKET FUND
-----------------
1999:                      $ 1.00         $0.05            $   --       $(0.05)        $   --      $ 1.00
1998:                      $ 1.00         $0.05                --       $(0.05)            --      $ 1.00
1997:                      $ 1.00         $0.05                --       $(0.05)            --      $ 1.00
1996:                      $ 1.00         $0.05                --       $(0.05)            --      $ 1.00
1995(4):                   $ 1.00         $0.05                --       $(0.05)            --      $ 1.00
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
1999:                      $ 1.00         $0.05            $   --       $(0.05)        $   --      $ 1.00
1998:                      $ 1.00         $0.05                --       $(0.05)            --      $ 1.00
1997:                      $ 1.00         $0.05                --       $(0.05)            --      $ 1.00
1996(5):                   $ 1.00         $0.03                --       $(0.03)            --      $ 1.00

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
 + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
++  TOTAL RETURN HAS BEEN ANNUALIZED.
 *  ANNUALIZED.
**  TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE ON CLASS A SHARES.
(1) COMMENCED OPERATIONS ON JANUARY 31, 1997.
(2) COMMENCED OPERATIONS ON JUNE 14, 1999.
(3) COMMENCED OPERATIONS ON FEBRUARY 15, 1995.
(4) COMMENCED OPERATIONS ON JANUARY 30, 1995.
(5) COMMENCED OPERATIONS ON MAY 1, 1996.
(6) PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.

Bishop Street Funds



                                                                                      RATIO OF
                                          RATIO OF       RATIO OF       RATIO OF   NET INVESTMENT
                              NET         EXPENSES      EXPENSES TO        NET        INCOME TO
                            ASSETS,          TO           AVERAGE      INVESTMENT      AVERAGE
                            END OF         AVERAGE      NET ASSETS      INCOME TO    NET ASSETS    PORTFOLIO
TOTAL                       PERIOD           NET       EXCLUDING FEE     AVERAGE    EXCLUDING FEE  TURNOVER
RETURN**                     (000)         ASSETS         WAIVERS      NET ASSETS      WAIVERS       RATE
--------                    ------        --------     -------------   ----------   -------------  -----------
24.37%                     $391,227        1.00%           1.27%         (0.01)%       (0.28)%        58%
33.05%                     $101,817        1.00%           1.32%          0.38%         0.06%         41%
21.52%+                    $ 69,967        0.99%*          1.39%*         0.83%*        0.43%*        30%

20.52%+                    $    583        1.25%*          1.61%*        (0.33)%*      (0.69)%*       58%

(4.34)%                    $127,881        0.80%           1.19%          5.12%         4.73%         56%
9.09%                      $ 24,901        0.80%           1.21%          5.21%         4.80%         98%
7.94%+                     $ 26,242        0.80%*          1.30%*         5.58%*        5.08%*        32%

(0.05)%+                   $      1        1.05%*          1.87%*         4.89%*        4.07%*        56%

(2.65)%                    $141,341        0.41%           0.99%          4.79%         4.21%         14%
5.84%                      $ 35,751        0.41%           1.01%          4.74%         4.14%         21%
8.52%                      $ 29,005        0.34%           0.99%          5.05%         4.40%         29%
4.21%                      $ 15,408        0.21%           0.85%          5.33%         4.68%         27%
10.91%++                   $  9,411        0.27%*          1.10%*         5.24%*        4.40%*        68%

(1.76)%+                   $  6,131        0.66%*          1.24%*         4.89%*        4.31%*        14%

4.88%                      $284,291        0.50%           0.84%          4.78%         4.44%         n/a
5.26%                      $268,318        0.50%           0.81%          5.12%         4.81%         n/a
5.29%                      $246,671        0.51%           0.85%          5.18%         4.84%         n/a
5.12%                      $274,125        0.49%           0.60%          5.01%         4.90%         n/a
5.67%++                    $305,120        0.50%*          0.66%*         5.50%*        5.34%*        n/a

4.65%                      $331,064        0.44%           0.85%          4.56%         4.15%         n/a
5.10%                      $299,844        0.44%           0.84%          4.98%         4.58%         n/a
5.22%                      $273,919        0.43%           0.86%          5.11%         4.68%         n/a
5.08%++                    $180,201        0.42%*          0.65%*         4.96%*        4.74%*        n/a

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                   Annual Report -- December 31, 1999

Bishop Street Funds
--------------------------------------------------------------------------------


                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
     The Bishop Street Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of five funds (the "Funds") which includes the Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and the Treasury Money Market Fund. On June 14, 1999, Class A Shares commenced operations. Class A Shares are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Trust.

SECURITY VALUATION
     Bishop Street Fund investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sale price on the principal exchange on which they are traded on valuation date, other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity which are actively traded are valued by an independent pricing service at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.
     Investment securities held by the Money Market and Treasury Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

SECURITY  TRANSACTIONS AND INVESTMENT INCOME
     Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on ex-dividend date.

DISCOUNTS AND PREMIUMS
     Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using the scientific interest method, which approximates the effective interest method.

Bishop Street Funds

--------------------------------------------------------------------------------


REPURCHASE AGREEMENTS
     Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until the maturity of the repurchase agreement. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

EXPENSES
     Expenses that are directly related to one of the Funds are charged directly to that Fund. Class specific expenses, such as the distribution fees, are borne by that class. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Income, other expenses and realized and unrealized gains and losses of a fund are allocated to the respective classes on the basis of relative net assets each day.

DISTRIBUTIONS TO SHAREHOLDERS
     Distributions from net investment income are declared daily and paid on a monthly basis for the High Grade Income Fund, Hawaii Municipal Bond Fund, the Money Market Fund and the Treasury Money Market Fund. The Equity Fund declares and pays such dividends on a quarterly basis. Any net realized capital gains will be distributed at least annually for all Funds.

FEDERAL  INCOME  TAXES
     It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and to distribute a majority of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required. the timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. These differences relate primarily to paydowns on asset-backed securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Funds. The following permanent differences as of December 31, 1999 have been reclassified from net investment income to the accumulated net realized gains: Equity Fund $(5,988), High Grade Income Fund $1,320.

ORGANIZATION COSTS
   Organization costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares are redeemed by

                                              Annual Report -- December 31, 1999

Bishop Street Funds
--------------------------------------------------------------------------------


any holder thereof during the period that the fund is amortizing its organization costs, the redemption proceeds payable to the holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
     The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT

     Investment advisory services are provided to the Funds by First Hawaiian Bank (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Equity Fund, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and 0.30% of the Money Market and Treasury Money Market Funds. The Adviser may from time to time waive a portion of its fee in order to limit the operating expenses of a Fund.
     Wellington Management Company, LLP (the "Sub-Adviser") serves as the investment sub-adviser for the Money Market Fund and the Treasury Money Market Fund (collectively, the "Money Market Funds"), pursuant to a sub-adviser agreement. The Sub-Adviser is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Money Market Funds up to $500 million and 0.020% of the average daily net assets of the Money Market Funds in excess of $500 million.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
     Pursuant to an administration agreement dated January 27, 1995, (the "Agreement") SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Administrator. Under the terms of the Agreement, SEI is entitled to receive an annual fee of 0.20% of the average daily net assets of each Fund. SEI has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
     Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust.

Bishop Street Funds

--------------------------------------------------------------------------------


     SEI Investments Distribution Co. ("SEI Investments"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated June 10, 1999. The Funds have adopted a Distribution Plan on behalf of Class A Shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. The Distributor, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund's Class A Shares.
     The Trust has adopted and entered into a shareholder service plan and agreement with SEI Investments. Each Fund pays to SEI Investments a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. SEI Investments has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
     Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.

5. INVESTMENT TRANSACTIONS
     The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the period ended December 31, 1999 are presented below for the Funds.
     FUND INVESTMENT TRANSACTIONS (000)

                                   EQUITY       HIGH GRADE      HAWAII MUNICIPAL
                                    FUND        INCOME FUND        BOND FUND
                                  --------      -----------     ----------------
Purchases
  U.S. Government Securities      $     --       $ 22,351               --
  Other                            120,297         13,129           25,866

Sales
  U.S. Government Securities            --         22,656               --
  Other                            105,765          8,308            9,482

     At December 31, 1999 the following Funds have capital loss carryforwards for federal income tax purposes. For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.
                                                           EXPIRATION
                                   AMOUNT (000)               DATE
                                   ------------           ------------
Money Market Fund                      $ 2                    2005
Treasury Money Market Fund              24                    2005
                                    --------               ---------

                                              Annual Report -- December 31, 1999

Bishop Street Funds
--------------------------------------------------------------------------------


     At December 31, 1999, the High Grade Income Fund had post October losses of approximately $68,000.
     The aggregate gross unrealized appreciation and depreciation of securities held by the Equity Fund, High Grade Income Fund, and Hawaii Municipal Bond Fund for federal income tax purposes at December 31, 1999 were as follows:

                                   EQUITY       HIGH GRADE      HAWAII MUNICIPAL
                                    FUND       INCOME FUND         BOND FUND
                                  --------     -----------      ----------------
Gross Unrealized Appreciation     $142,904        $    45          $   350
Gross Unrealized Depreciation       (7,235)        (7,829)          (6,626)
                                  --------        -------          -------
Net Unrealized Appreciation
(Depreciation)                    $135,669        $(7,784)         $(6,276)
                                  ========        =======          =======

     The total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes at December 31, 1999 was not materially different from amounts reported for financial reporting purposes.

6. CONCENTRATION OF CREDIT RISK (Unaudited)
     The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers' ability to meet their obligations may be affected by economic developments in that state. At December 31, 1999, the percentage of the Fund investments by each revenue source was as follows:

                                                         HAWAII MUNICIPAL
                                                            BOND FUND
                                                         ----------------
                 Cash Equivalents                               4
                 Education Bonds                                2
                 General Obligation Bonds                      40
                 Hospital Bonds                                 9
                 Housing Bonds                                  5
                 Transportation Bonds                          12
                 Utility Bonds                                 18
                 Public Facility Bonds                          8
                 Other Revenue Bonds                            2
                                                             -----
                                                              100%
                                                             =====

Bishop Street Funds

--------------------------------------------------------------------------------


     The ratings of long-term debt holdings as a percentage of total value of long-term debt investments at December 31, 1999 are as follows:

                 STANDARD &                              HAWAII MUNICIPAL
                 POOR'S RATING                               BOND FUND
                 -------------                           ----------------
                 AAA                                           81
                 AA                                            10
                 A+                                             3
                 A                                              3
                 Not Rated                                      3
                                                              ----
                                                              100%
                                                              ====

7. COMMON TRUST FUND CONVERSIONS
     On September 17, 1999, certain common trust funds of First Hawaiian Bank were converted into the Bishop Street Funds pursuant to a plan of reorganization approved by First Hawaiian Bank shareholders on June 16, 1999. The Funds involved in the conversion were as follows:

                 COMMON TRUST                                 BISHOP
                     FUND                                   STREET FUND
               ----------------------                --------------------------
               FHB Equity Fund                       Equity Fund
               FHB Equity Income Fund                Equity Fund
               FHB Fixed Income Fund                 High Grade Income Fund
               FHB Tax Exempt Fund                   Hawaii Municipal Bond Fund

     The assets, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. The number of shares issued by each Fund and the net assets (including unrealized appreciation (depreciation)) of each Common Trust Fund immediately before the conversion were as follows:

     COMMON           NET         UNREALIZED     COMMON TRUST
     TRUST           ASSETS      APPRECIATION  FUND SHARES PRIOR   BISHOP STREET
      FUND           VALUE      (DEPRECIATION)   TO CONVERSION     SHARES ISSUED
    --------         ------     -------------  -----------------   -------------
FHB Equity        $194,483,008   $62,405,848       2,225,655        11,645,689
FHB Equity Income   29,908,418    16,464,775         767,254         1,790,923
FHB Fixed Income    97,162,807    (3,971,262)     10,680,571        10,121,126
FHB Tax Exempt     102,397,433    (2,463,733)     10,695,238        10,048,816

                                              Annual Report -- December 31, 1999

Bishop Street Funds
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Bishop Street Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and Treasury Money Market Fund (constituting the Bishop Street Funds, hereafter referred to as the "Trust") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2000

Bishop Street Funds

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS OF BISHOP STREET FUNDS (UNAUDITED)

     For shareholders that do not have a December 31, 1999 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 1999 tax year end, please consult your tax advisor as to the pertinence of this notice.
     For the fiscal year ended December 31, 1999, each fund has designated the following items with regard to distributions paid during the year :

                                   (A)              (B)               (C)
                                LONG TERM         ORDINARY           (A+B)
                              CAPITAL GAINS        INCOME            TOTAL
                              DISTRIBUTIONS     DISTRIBUTIONS    DISTRIBUTIONS
FUND                           (TAX BASIS)       (TAX BASIS)      (TAX BASIS)
------                        -------------     -------------    -------------
Equity                             92%               8%               100%
High Grade Income                  12%              88%               100%
Hawaii Municipal Bond               4%              96%               100%
Money Market                        0%             100%               100%
Treasury Money Market               0%             100%               100%

                                   (D)              (E)
                                QUALIFYING       TAX EXEMPT
FUND                           DIVIDENDS(1)       INTEREST
------                        -------------     ------------
Equity                            100%               0%
High Grade Income                   0%               0%
Hawaii Municipal Bond               0%             100%
Money Market                        0%               0%
Treasury Money Market               0%               0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
*   ITEMS (A) AND (B) ARE BASED ON THE PERCENTAGE OF EACH FUND'S TOTAL
    DISTRIBUTION.
** ITEMS (D) AND (E) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF EACH FUND.

                                             Annual Report --  December 31, 1999

                                 INVESTMENT TEAM

                  [Bishop Street Investment Team Photo Omitted]

              BISHOP STREET FUNDS' INVESTMENT TEAM (LEFT TO RIGHT):
 MICHAEL MASUDA, VICE-PRESIDENT; JENNY CARIAS, ASSISTANT VICE-PRESIDENT; LORI FOO, COMPLIANCE OFFICER; LOU LEVITAS, PORTFOLIO MANAGER; TONY GOO, SENIOR VICE-PRESIDENT.

Bishop Street Funds

Bishop Street Funds
-------------------------------------------------------------------------------

                                BOARD OF TRUSTEES

[MARTIN ANDERSON PHOTO OMITTED]
                              MR. MARTIN ANDERSON
                              PARTNER--Goodsill, Anderson, Quinn & Stifel

[CHARLES E. CARLBORN PHOTO OMITTED]
                              MR. CHARLES E. CARLBOM
                              CHAIRMAN--B.P.I.
                              PRESIDENT AND CEO--United Grocers, Inc.
                                                 (1997-1999)
                              PRESIDENT AND CEO--Western Family Food, Inc.
                                                 Western Family Holdings Inc.
                                                 (1982-1997)

[PHILIP H. CHING PHOTO OMITTED]
                              MR. PHILIP H. CHING
                              VICE CHAIRMAN--First Hawaiian Bank
                                             (through January 1996)

[JAMES L. HUFFMAN PHOTO OMITTED]
                              MR. JAMES L. HUFFMAN
                              DEAN & PROFESSOR--Lewis & Clark Law School

[SHUNICHI KIMURA PHOTO OMITTED]
                              HONORABLE SHUNICHI KIMURA
                              REGENT--University of Hawaii (1995-1996)
                              JUDGE--State of Hawaii Judiciary (1974-1994)
                              MAYOR--County of Hawaii (1968-1974)
                              CHAIRMAN & CHIEF EXECUTIVE--County of Hawaii
                                                          (1964-1968)

                                              Annual Report -- December 31, 1999

--------------------------------------------------------------------------------


[ROBERT A. NESHER PHOTO OMITTED]
                              MR. ROBERT A. NESHER
                              CHAIRMAN--SEI Mutual Funds

[WILLIAM S. RICHARDSON PHOTO OMITTED]
                              HONORABLE WILLIAM S. RICHARDSON
                              TRUSTEE--Kamehameha Schools Bishop Estate
                                       (through 1992)
                              CHIEF JUSTICE--Supreme Court of Hawaii
                                             (through 1983)
                              LIEUTENANT GOVERNOR--State of Hawaii (1962-1966)

[PETER F. SANSEVERO PHOTO OMITTED]
                              MR. PETER F. SANSEVERO
                              REGIONAL DIRECTOR OF THE NORTHWESTERN REGION AND
                                  FIRST VICE PRESIDENT--Merrill Lynch
                                                        (through 1997)

[MANUEL R. SYLVESTER PHOTO OMITTED]
                              MR. MANUEL R. SYLVESTER
                              MANAGING & EXECUTIVE PARTNER--Coopers & Lybrand
                                                            (through 1992)

[JOYCE S. TSUNODA PHOTO OMITTED]
                              DR. JOYCE S. TSUNODA
                              SENIOR VICE PRESIDENT & CHANCELLOR FOR COMMUNITY
                                  COLLEGES--University of Hawaii

Bishop Street Funds

INVESTMENT ADVISER
FIRST HAWAIIAN BANK
A SUBSIDIARY OF BANCWEST CORP.
HONOLULU, HI 96813

ADMINISTRATOR
SEI INVESTMENTS MUTUAL FUNDS SERVICES
OAKS, PA 19456

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PA 19456

TRANSFER AGENT
DST SYSTEMS, INC.
KANSAS CITY, MO 64141

CUSTODIAN
CHASE MANHATTAN BANK
NEW YORK, NY 10041

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
PHILADELPHIA, PA 19103

AUDITORS
PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PA 19103

                       [Bishop Street Funds Logo Omitted]

FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565
                    OR YOUR INVESTMENT SPECIALIST

[Bishop Street Funds Logo Omitted]

                              BISHOP STREET FUNDS
                              P.O. BOX 3708
                              HONOLULU, HI 96811

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS' SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO. SERVES AS DISTRIBUTOR FOR THE BISHOP STREET FUNDS AND IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK.

BSF-F-006-05